UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2022

Brigham Minerals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Drive, Suite 200

Austin, TX 78730

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (512) 220-6350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On September 6, 2022, Brigham Minerals, Inc., a Delaware corporation (the “Company” or “Brigham”) and Brigham Minerals Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger, dated as of September 6, 2022 with Sitio Royalties Corp., a Delaware corporation (“Sitio”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), Snapper Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Sitio (“Snapper”), and Snapper Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Opco LP, pursuant to which Sitio will acquire the Company in an all-stock transaction (the “Transaction”). Upon consummation of the Transaction, Sitio shareholders will own approximately 54.0% of the combined entity and Brigham shareholders will own approximately 46.0% of the combined entity, on a fully diluted basis.

On September 6, 2022, the Company and Sitio issued a joint press release announcing the Transaction and announcing that the Company and Sitio will hold a joint conference call on September 6, 2022 at 11:30 a.m. Eastern time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. Attached as Exhibit 99.2 hereto and incorporated herein by reference is an investor presentation relating to the Transaction.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Merger”) between Brigham and Sitio. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Merger, Snapper will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include a proxy statement of Brigham, a consent solicitation statement of Sitio and a prospectus of Snapper. The Merger will be submitted to Brigham’s shareholders for their consideration. Brigham, Sitio and Snapper may also file other documents with the SEC regarding the Merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/proxy statement/prospectus will be mailed to the shareholders of Brigham and Sitio. This document is not a substitute for the registration statement and consent solicitation statement/proxy statement/prospectus that will be filed with the SEC or any other documents that Brigham, Sitio or Snapper may file with the SEC or send to shareholders of Brigham or Sitio in connection with the Merger. INVESTORS AND SHAREHOLDERS OF BRIGHAM ARE URGED TO READ THE REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT/PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and shareholders will be able to obtain free copies of the registration statement and the consent solicitation statement/proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Brigham, Sitio or Snapper, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Brigham, Sitio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brigham shareholders in connection with the Merger. Information regarding the directors and executive officers of Brigham is set forth in Brigham’s Definitive Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 13, 2022. Information regarding the directors and executive officers of Sitio is set forth in Sitio’s Definitive Proxy Statement on Schedule 14A for its Special Meeting of Shareholders, which was filed with the SEC on May 5, 2022, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Merger between Brigham and Sitio, the likelihood that the conditions to the consummation of the Merger will be satisfied on a timely basis or at all, Brigham’s ability to consummate the Merger at any time or at all, the benefits of the Merger and the post-combination company’s future financial performance following the Merger, as well as the post-combination company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. Except as otherwise required by applicable law, Brigham disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Brigham cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Brigham. These risks include, but are not limited to, our ability to execute on our business objectives; the effect of changes in commodity prices; the level of production on our properties; risks associated with the drilling and operation of oil and natural gas wells; the effect of existing and future laws and regulatory actions; the impact of derivative instruments; rising interest rates and its effects on our cost of capital; the overall supply and demand for oil, natural gas and NGLs, and regional supply and demand factors, storage availability, delays, or interruptions of production, including voluntary shut-ins; the actions of the Organization of Petroleum Exporting Countries and other significant producers and governments and the ability of such producers to agree to and maintain oil price and production controls; the impact of reduced drilling activity in our focus areas and uncertainty as to whether development projects will be pursued; the continued threat of terrorism and the impact of military and other action and armed conflict, such as the current conflict between Russia and Ukraine; global or national health events, including the ongoing COVID-19 pandemic and its resulting economic effects; uncertainty of estimates of oil and natural gas reserves and production; the effects of current or future litigation, including the recent U.S. Supreme Court ruling involving the Muscogee (Creek) Nation reservation in Eastern Oklahoma and similar rulings regarding reservations; the cost of developing the oil and natural gas underlying our properties; our ability to replace our oil, natural gas and NGL reserves; our ability to complete and integrate acquisitions, including completing our previously-announced acquisition of mineral and royalty interests from certain entities affiliated with Avant Royalties, LP; title defects in the properties in which we invest; technological advances; weather conditions, natural disasters and other matters beyond our control; Sitio’s ability to successfully integrate our businesses and technologies; the risk that the expected benefits and synergies of the Merger may not be fully achieved in a timely manner, or at all; the risk that we will not, or that following the Merger, the combined company will not, be able to retain and hire key personnel; the risk associated with our and Sitio’s ability to obtain the approvals of our respective shareholders required to consummate the Merger and the timing of the closing of the Merger, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; Sitio’s ability to finance the combined company (including the repayment of certain of our indebtedness) on acceptable terms or at all; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of management time on transaction-related matters. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Brigham’s expectations and projections can be found in Brigham’s periodic filings with the SEC, including Brigham’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Brigham’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 6, 2022.

99.2	Investor Presentation, dated September 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHAM MINERALS, INC.

By:	/s/ Kari A. Potts
Name:	Kari A. Potts
Title:	Vice President, General Counsel, Compliance Officer and Corporate Secretary

Date: September 6, 2022